================================================================================
USLIFE INCOME FUND, INC.
2929 Allen Parkway
Houston, TX 77019

DEAR FELLOW SHAREHOLDER:

USLIFE Income Fund reported net investment income of $4,402,006 or $0.78 per share for the fiscal year ended June 30, 1999 versus $4,234,940 or $0.75 per share for the prior fiscal year. Net assets of the Fund were $56,841,469 or $10.07 per share at fiscal year end, versus $60,670,225 or $10.75 per share on June 30, 1998. Cash dividends totaling $0.76 per share were paid to shareholders during the 1999 fiscal year.

Your Fund's market price return of 7.85% for the year ended June 30, 1999 and Net Asset Value (NAV) return of 0.64%, assuming reinvestment of dividends, compared favorably with its relevant benchmarks. The Merrill Lynch Corporate Government Index returned 2.71% while the Merrill Lynch High Yield Bond Index returned 0.94%.

The Fund had 50.6% of its assets in investment grade issues and 49.4% of its assets in below investment grade issues on June 30, 1999. The Fund continues its policy of achieving a high level of current income for its shareholders.

Your Board of Directors declared a quarterly dividend of $0.19 per share on July 27, 1999 payable on September 1, 1999 to shareholders of record on August 20, 1999. We encourage those shareholders not already participating in USLIFE Income Fund's Automatic Dividend Investment Plan, described on page 14, to enroll in the Plan.

The past year has been a difficult one for the fixed income markets. In August 1998, Russia defaulted on some of its debt, beginning a global financial crisis, in which riskier assets, such as low-grade corporate bonds suffered the most. Since the worst of the crisis passed in early 1999, Treasury bond yields have steadily climbed, lowering the value of fixed income investments. The outlook of the markets going forward is uncertain. The economy is exhibiting both above normal growth and below normal inflation. However, the ability of the economy to maintain this "Goldilocks" state in the future is unknown.



Sincerely,

/s/ ALICE T. KANE
-------------------------------
Alice T. Kane
President

================================================================================
Report of Independent Auditors



To the Board of Directors and Shareholders of USLIFE Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of USLIFE Income Fund, Inc., including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USLIFE Income Fund, Inc. as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



KPMG LLP



Houston, Texas
July 29, 1999

================================================================================
USLIFE INCOME FUND, INC.
Statement of Investments
June 30, 1999

      PAR VALUE                                                                                MARKET VALUE
      ---------                                                                                ------------
                     CORPORATE BONDS - 93.42%
                     AEROSPACE/DEFENSE - 1.64%
$     500,000        Loral Corp., 7.00% due 9/15/23 .....................................       $   452,725
      500,000        Raytheon Co., 7.38% due 7/15/25 ....................................           481,340
                                                                                                -----------
                                                                                                    934,065
                                                                                                -----------

                     APPAREL & PRODUCTS - 0.86%
      500,000        Bell Sports, Inc., 11.00% due 8/15/08 ..............................           490,000
                                                                                                -----------

                     AUTO - CARS - 1.25%
      750,000        Prestolite Electric, Inc., 9.63% due 2/01/08 .......................           712,500
                                                                                                -----------

                     BANKS - REGIONAL - 4.45%
    2,500,000        Zions Institutional Capital Trust A, 8.54% due 12/15/26 ............         2,528,875
                                                                                                -----------

                     BROADCASTING - 5.39%
    1,500,000        Echostar DBS Corp., 9.38% due 2/01/09 ..............................         1,530,000
    1,500,000        CSC Holdings, Inc., 7.88% due 2/15/18 ..............................         1,427,790
      100,000        Cumulus Media, Inc., 10.38% due 7/01/08 ............................           106,000
                                                                                                -----------
                                                                                                  3,063,790
                                                                                                -----------

                     BUILDING MATERIALS - 1.32%
    1,000,000        Uniforet Inc., 11.13% due 10/15/06 .................................           750,000
                                                                                                -----------

                     CHEMICAL - MAJOR - 0.86%
      500,000        Koppers Industry, Inc., 9.88% due 12/01/07 .........................           487,500
                                                                                                -----------

                     CHEMICAL - MISCELLANEOUS - 0.36%
      200,000        Lyondell Chemical Co., 9.88% due 5/01/07 ...........................           204,500
                                                                                                -----------

                     CONSUMER FINANCE - 0.53%
      300,000        AmeriCredit Corp., 9.25% due 2/01/04 ...............................           301,875
                                                                                                -----------

                     CONTAINERS - METAL/GLASS - 0.83%
      450,000        BWAY Corp., 10.25% due 4/15/07 .....................................           472,500
                                                                                                -----------

                     ENTERTAINMENT - 1.03%
      100,000        MTS, Inc., 9.38% due 5/01/05 .......................................            79,000
      500,000(1)     Riviera Black Hawk, Inc., 13.00% due 5/01/05 .......................           508,750
                                                                                                -----------
                                                                                                    587,750
                                                                                                -----------


See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Statement of Investments-continued
June 30, 1999

      PAR VALUE                                                                                MARKET VALUE
      ---------                                                                                ------------
                     FINANCIAL SERVICES - 6.83%
$     1,500,000      Ono Finance Plc., 13.00% due 5/01/09 ...............................      $  1,541,250
      2,300,000      Zurich Capital Trust, 8.38% due 6/01/37 ............................         2,339,514
                                                                                               ------------
                                                                                                  3,880,764
                                                                                               ------------



                     FOODS - 1.89%
        800,000      Ameriserve Food Distribution, 10.13% due 7/15/07 ...................           672,000
        500,000      Borden, Inc., 7.88% due 2/15/23 ....................................           402,595
                                                                                               ------------
                                                                                                  1,074,595
                                                                                               ------------

                     FREIGHT - 0.91%
        500,000      Coach USA, Inc., 9.38% due 7/01/07 .................................           515,000
                                                                                               ------------

                     HEALTHCARE - 3.06%
      2,150,000      Continental Health Affiliates, Inc., 6.00% due 8/31/03 .............         1,464,688
        250,000      Unilab Corp., 11.00% due 4/01/06 ...................................           273,750
                                                                                               ------------
                                                                                                  1,738,438
                                                                                               ------------

                     INFORMATION PROCESSING - NETWORKING - 0.34%
        200,000      Condor Systems, Inc., 11.88% due 5/01/09 ...........................           193,000
                                                                                               ------------

                     INSURANCE - MULTILINE - 3.17%
      2,000,000      Loews Corp., 7.00% due 10/15/23 ....................................         1,799,820
                                                                                               ------------

                     LEISURE TIME - 1.76%
        500,000      Hollywood Park, Inc., 9.25% due 2/15/07 ............................           496,250
        500,000(1)   Speedway Motorsports, Inc., 8.50% due 8/15/07 ......................           505,000
                                                                                               ------------
                                                                                                  1,001,250
                                                                                               ------------

                     LODGING - 0.85%
        500,000      Prime Hospitality Corp., 9.75% due 4/01/07 .........................           485,000
                                                                                               ------------

                     MACHINERY - INDUSTRIAL/SPECIALTY - 0.91%
        500,000      Synthetic Industries, Inc., 9.25% due 2/15/07 ......................           515,000
                                                                                               ------------

                     MERCHANDISE - SPECIALTY - 0.25%
        150,000      Finlay Fine Jewelry Corp., 8.38% due 5/01/08 .......................           144,750
                                                                                               ------------

                     MERCHANDISING - DEPARTMENT - 0.30%
        200,000(1)   True Temper Sports, Inc., 10.88% due 12/01/08 ......................           168,000
                                                                                               ------------

                     MERCHANDISING - FOOD - 0.86%
        600,000      Disco SA, 9.88% due 5/15/08 ........................................           487,500
                                                                                               ------------

                     MERCHANDISING - MASS - 4.30%
      2,500,000      K Mart Funding Corp., 9.44% due 7/01/18 ............................         2,444,675
                                                                                               ------------


See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Statement of Investments-continued
June 30, 1999

      PAR VALUE                                                                                MARKET VALUE
      ---------                                                                                ------------
                     METALS - MISCELLANEOUS - 0.85%
$       500,000      Inco Limited, 9.60% due 6/15/22 ....................................      $    485,700
                                                                                               ------------

                     METALS - STEEL - 1.68%
        500,000      National Steel Corp., 9.88% due 3/01/09 ............................           508,750
        250,000      Renco Steel Holdings, 10.88% due 2/01/05 ...........................           222,500
        200,000      USX Corp., 9.13% due 1/15/13 .......................................           223,174
                                                                                               ------------
                                                                                                    954,424
                                                                                               ------------

                     MISCELLANEOUS - 4.88%
        900,000      Commercial Net Lease Realty, 8.13% due 6/15/04 .....................           902,700
      2,000,000      Liberty Property LP, 7.25% due 8/15/07 .............................         1,874,700
                                                                                               ------------
                                                                                                  2,777,400
                                                                                               ------------

                     OIL - INTEGRATED DOMESTIC - 1.28%
        750,000      Tesoro Petroleum Corp., 9.00% due 7/01/08 ..........................           727,500
                                                                                               ------------

                     OIL/GAS PRODUCERS - 0.90%
        500,000      Vintage Petroleum, Inc., 9.75% due 6/30/09 .........................           510,000
                                                                                               ------------

                     PAPER/FOREST PRODUCTS - 8.09%
      2,300,000      Boise Cascade Co., 7.99% due 9/13/13 ...............................         2,087,227
        500,000      Georgia-Pacific Corp., 9.63% due 3/15/22 ...........................           535,040
      2,000,000      Georgia-Pacific Corp., 8.25% due 3/01/23 ...........................         1,973,680
                                                                                               ------------
                                                                                                  4,595,947
                                                                                               ------------

                     POLLUTION CONTROL - 1.82%
      1,000,000      Safety-Kleen Services, 9.25% due 6/01/08 ...........................         1,032,500
                                                                                               ------------

                     PUBLISHING - NEWS - 4.38%
      2,500,000      News America Holdings, 8.15% due 10/17/36 ..........................         2,489,250
                                                                                               ------------

                     RESTAURANTS - 2.09%
        500,000      Apple South, Inc., 9.75% due 6/01/06 ...............................           476,250
        500,000      Dominos Inc., 10.38% due 1/15/09 ...................................           505,000
        100,000      Perkins Family Restaurant, 10.13% due 12/15/07 .....................           104,250
        100,000      Southern Foods, 9.88% due 9/01/07 ..................................           102,000
                                                                                               ------------
                                                                                                  1,187,500
                                                                                               ------------

See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Statement of Investments-continued
June 30, 1999

      PAR VALUE                                                                                MARKET VALUE
      ---------                                                                                ------------

                     SAVINGS & LOAN - 4.83%
$     2,700,000      Ahmanson Capital Trust, 8.36% due 12/01/26 .........................      $  2,744,118
                                                                                               ------------

                     TELECOMMUNICATIONS - 8.42%
        500,000      Amphenol Corp., 9.88% due 5/15/07 ..................................           510,000
        300,000      CCPR Services, Inc., 10.00% due 2/01/07 ............................           320,625
        350,000      Energis Plc., 9.75% due 6/15/09 ....................................           354,375
      1,450,000      GCI, Inc., 9.75% due 8/01/07 .......................................         1,450,000
        100,000      Global Crossing Holding Limited, 9.63% due 5/15/08 .................           108,000
      1,000,000      IXC Communications, Inc., 9.00% due 4/15/08 ........................           957,500
        100,000      Intermedia Communications, Inc., 8.50% due 1/15/08 .................            91,750
        500,000      NEXTLINK Communications, Inc., 10.75% due 6/01/09 ..................           510,000
        500,000      Orbcomm Global, 14.00% due 8/15/04 .................................           485,000
                                                                                               ------------
                                                                                                  4,787,250
                                                                                               ------------

                     UTILITIES - ELECTRIC - 10.25%
        500,000      Boston Edison, 9.38% due 8/15/21 ...................................           544,930
        900,000      Boston Edison, 8.25% due 9/15/22 ...................................           960,984
        865,000      Commonwealth Edison, 8.38% due 9/15/22 .............................           915,974
      2,600,000      Niagara Mohawk Power Corp., 9.50% due 3/01/21 ......................         2,754,440
        600,000      Toledo Edison, 9.22% due 12/15/21 ..................................           650,850
                                                                                               ------------
                                                                                                  5,827,178
                                                                                               ------------

                     TOTAL CORPORATE BONDS
                     (Cost $54,759,402) .................................................        53,099,914
                                                                                               ------------

                     UNITED STATES GOVERNMENT - LONG TERM
                     UNITED STATES TREASURY NOTES - 2.58%
      1,500,000      United States Treasury Notes, 5.50% due 5/15/09 ....................         1,465,305
                                                                                               ------------

                     TOTAL UNITED STATES GOVERNMENT - LONG TERM
                     (Cost $1,452,422) ..................................................         1,465,305
                                                                                               ------------

                     CORPORATE SHORT TERM - 1.85%
                     REPURCHASE AGREEMENT
      1,057,000      State Street Bank Repurchase Agreement, 4.70%,
                     dated 6/30/99, to be repurchased at $1,057,138 on
                     7/01/99 collateralized by U.S. Treasury Note, 6.625%, 3/31/02,
                     with a value of $1,082,881 (Cost $1,057,000) .......................         1,057,000
                                                                                               ------------

See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Statement of Investments-continued
June 30, 1999

                                                                                               MARKET VALUE
                                                                                               ------------
                     TOTAL CORPORATE SHORT TERM COMMERCIAL PAPER
                     (Cost $1,057,000) ..................................................      $  1,057,000
                                                                                               ------------

                     TOTAL INVESTMENTS - 97.85%
                     (Cost $57,268,824) .................................................        55,622,219
                     Other assets less liabilities, net - 2.15% .........................         1,219,250
                                                                                               ------------
                     NET ASSETS - 100.00% ...............................................      $ 56,841,469
                                                                                               ============

    (1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the aggregate value of these securities was $1,181,750, representing 2.08% of the net assets.



See accompanying notes to financial statements.
--------------------------------------------------------------------------------

================================================================================
USLIFE INCOME FUND, INC.
Statement of Assets and Liabilities
June 30, 1999

ASSETS
Investments at market
  Bonds (Cost $56,211,824) .....................................................     $ 54,565,219
  Repurchase Agreement (Cost $1,057,000) .......................................        1,057,000
Receivable for investments sold ................................................        1,678,825
Interest receivable ............................................................        1,321,740
Prepaid expenses ...............................................................           11,797
                                                                                     ------------
    Total assets ...............................................................       58,634,581
                                                                                     ------------

LIABILITIES
Payable for investments purchased ..............................................        1,463,183
Directors' deferred compensation ...............................................          220,002
Payables to affiliates
  Advisory fees ................................................................           33,509
  Accounting services ..........................................................           12,500
Other liabilities ..............................................................           63,918
                                                                                     ------------
    Total liabilities ..........................................................        1,793,112
                                                                                     ------------
NET ASSETS (equivalent to $10.07 per share
   on 5,643,768 shares outstanding) ............................................     $ 56,841,469
                                                                                     ============

NET ASSETS REPRESENTED BY:
Capital stock, $1.00 par value per share, 10,000,000 shares authorized,
    5,643,768 shares outstanding ...............................................     $  5,643,768
Additional paid in capital .....................................................       53,463,303
Accumulated net realized loss on securities ....................................       (1,710,777)
Undistributed net investment income ............................................        1,091,780
Unrealized depreciation of investments .........................................       (1,646,605)
                                                                                     ------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING ....................................     $ 56,841,469
                                                                                     ============



See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Statement of Operations
For the Year Ended June 30, 1999

INVESTMENT INCOME:
Interest ................................................................  $ 5,062,804
                                                                           -----------
EXPENSES:
Advisory fees ...........................................................      404,470
Transfer agent fees and expenses ........................................       54,479
Treasury and secretarial services .......................................       50,000
Legal and audit fees ....................................................       44,977
Directors' fees .........................................................       31,915
Report to shareholders ..................................................       32,032
Interest on directors' deferred compensation ............................       10,920
New York stock exchange listing fees ....................................       15,773
Insurance expenses ......................................................        6,133
Custodian fees ..........................................................        4,813
Miscellaneous ...........................................................        5,286
                                                                           -----------
  Total expenses ........................................................      660,798
                                                                           -----------
NET INVESTMENT INCOME ...................................................    4,402,006
                                                                           -----------
REALIZED AND UNREALIZED LOSS ON SECURITIES:
Net realized loss on securities .........................................     (656,773)
Net unrealized depreciation of securities during the year ...............   (3,284,726)
                                                                           -----------
  Net realized and unrealized loss on securities during the year ........   (3,941,499)
                                                                           -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................  $   460,507
                                                                           ===========
======================================================================================

Statement of Changes in Net Assets
For the Years Ended June 30:

                                                                                     1999            1998
                                                                                ------------    ------------
OPERATIONS:
Net investment income .......................................................   $  4,402,006    $  4,234,940
Net realized gain (loss) on securities ......................................       (656,773)      1,444,424
Net unrealized appreciation (depreciation) of securities during the year ....     (3,284,726)      1,862,798
                                                                                ------------    ------------
  Increase in net assets resulting from operations ..........................        460,507       7,542,162
                                                                                ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................................     (4,289,263)     (4,289,264)
                                                                                ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................................     (3,828,756)      3,252,898
                                                                                ------------    ------------
NET ASSETS:
Beginning of year ...........................................................     60,670,225      57,417,327
                                                                                ------------    ------------
End of year (including undistributed net
  investment income of $1,091,780 and $997,787) .............................   $ 56,841,469    $ 60,670,225
                                                                                ============    ============

See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Financial Highlights

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends.

                                                                           FISCAL YEAR ENDED JUNE 30,
                                                             --------------------------------------------------------
PER SHARE DATA                                                 1999        1998        1997        1996       1995
                                                             --------    --------    --------    --------    --------
Net asset value at beginning of period ....................  $  10.75    $  10.17    $   9.62    $  10.07    $   9.39
                                                             --------    --------    --------    --------    --------
Income (loss) from investment operations:
  Net investment income ...................................       .78         .75         .73         .76         .76
  Net realized and unrealized gain (loss) on securities ...      (.70)        .59         .62        (.41)        .72
                                                             --------    --------    --------    --------    --------
  Total income from investment operations .................      0.08        1.34        1.35         .35        1.48
Distributions:
  Distributions from net investment income ................      (.76)       (.76)       (.80)       (.80)       (.80)
                                                             --------    --------    --------    --------    --------
  Net asset value, end of period ..........................  $  10.07    $  10.75    $  10.17    $   9.62    $  10.07
                                                             ========    ========    ========    ========    ========
  Market value, end of period .............................  $   9.63    $   9.63    $   9.13    $   9.00    $   9.25
                                                             ========    ========    ========    ========    ========
Total investment return*:
  Based on market value ...................................      7.85%      14.01%      10.48%       5.56%       7.72%
  Based on net asset value ................................      0.64%      13.57%      15.19%       3.64%      17.08%

Ratios and supplemental data:
  Ratio of expenses to average net assets .................      1.12%       1.12%       1.19%       1.17%       1.22%
  Ratio of net investment income to average net assets ....      7.46%       7.11%       7.43%       7.49%       7.99%
  Portfolio turnover rate .................................        58%         73%         26%         30%         30%
  Number of shares outstanding at end of period (000's) ...     5,644       5,644       5,644       5,644       5,644
  Net assets, end of period (000's) .......................  $ 56,841    $ 60,670    $ 57,417    $ 54,279    $ 56,834
  Average net assets, during the period (000's) ...........  $ 58,998    $ 59,597    $ 55,764    $ 56,914    $ 53,474

* Total returns reflect the change in net asset value or market value during each period, assuming that dividends and capital gains distributions, if any, were reinvested in accordance with the Automatic Dividend Investment Plan available to shareholders. Total return based on net asset value may not be representative of a shareholder's actual total return due to the difference between the net asset value and the current market value of a share as traded on the exchange.

================================================================================
USLIFE INCOME FUND, INC.
Notes to Financial Statements

Note 1 - Significant accounting policies

USLIFE Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed end diversified management investment company. The Fund's investment objective is to provide a high level of current income through a diversified portfolio composed predominantly of marketable fixed income securities.

The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Investment Valuation

     Listed securities are valued at the last reported sale price on the principal exchange on which the security is traded. In the absence of any sales that day, securities are valued at the last reported bid price, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Short term debt securities for which market quotations are readily available are valued at the last reported bid price. However, short term securities with a remaining maturity of 60 days or less are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors.

B.   Repurchase Agreements

     The seller of a repurchase agreement collateralizes the agreement with securities delivered to the Fund's custodian bank. The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser") determines, on a daily basis, that the seller maintains collateral of at least 100% of the repurchase proceeds due to the Fund at maturity.

C.   Federal Income Taxes

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore no federal income tax provision is required. At June 30, 1999, the Fund had a net capital loss carry forward of approximately $1.1 million expiring through June 30, 2002.

D.   Investment Transactions and Related Investment Income

     Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the basis of identified cost. Dividend income, if any, is recorded on the ex-dividend date. Coupon interest income on investments is accrued daily. Market premiums on securities are not being amortized and discounts are not being accreted, except for original issue discounts which are being accreted for tax purposes.

E.   Distribution to Shareholders

     Distributions to shareholders are recorded on the record date. The Fund declares dividends from net investment income quarterly. Capital gains distributions in excess of any existing capital loss carry forwards, are declared annually. Investment income and capital gains and losses are recognized in accordance with generally accepted accounting principles ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with federal tax regulations ("tax") which may differ from book basis earnings. At the end of the year, offsetting adjustments to undistributed net investment income and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.

================================================================================
USLIFE INCOME FUND, INC.
Notes to Financial Statements

Note 2 - Advisory Fees and Other Transactions with Affiliates

On September 24, 1997, the shareholders of the Fund approved an investment advisory agreement with the Adviser. VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. The Adviser receives a monthly fee equal to the sum of: a) 0.04167% of the Fund's adjusted net assets (month end net assets, less net investment income for the month) and b) 2-1/2% of the Fund's net investment income, minus interest on borrowed funds during the month. During the year ended June 30, 1999, the Fund paid VALIC $404,470 for providing advisory services.

In accordance with the investment advisory agreement, the Fund reimburses the Adviser for services performed on behalf of the Fund by the Secretary and the Treasurer and personnel operating under their direction. During the year ended June 30, 1999, the Fund paid VALIC $50,000 for providing these services.

At June 30, 1999, the Fund had a deferred compensation liability to a former Director of the Fund which totaled $220,002 including accrued interest payable by the Fund. Certain officers and directors of the Fund are officers and directors of VALIC or affiliates of VALIC.

Note 3 - Investment Activity

At June 30, 1999, the identified cost of investments for federal income tax purposes was $57,268,824 resulting in gross unrealized appreciation of $700,745, gross unrealized depreciation of $2,347,350, and net unrealized depreciation of $1,646,605.

During the year ended June 30, 1999, purchases and sales of investments, other than short-term investments, aggregated $33,164,003 and $33,342,140, respectively.

Note 4 - Bank Line of Credit

The fund participates in a $250,000 unsecured line of credit to be utilized primarily for temporary or emergency purposes. Interest is charged to the Fund at rates which are tied to the federal funds rate in effect at the time of borrowings. At June 30, 1999, there were no outstanding borrowings under the line of credit.

Note 5 - Subsequent Events

On July 27, 1999, the Board of Directors declared a quarterly dividend of $0.19 per share. The dividend will be payable on September 1, 1999 to shareholders of record on August 20, 1999.

Effective July 27, 1999, Ms. Kane and Mr. Barrett were elected President and Director and Executive Vice President and Director of the Fund, respectively. Craig R. Rodby and John A. Graf have resigned as Directors and Officers of the Fund.

================================================================================
USLIFE INCOME FUND, INC.
Notes to Financial Statements


Note 6 - Quarterly Results of Operations (Unaudited)

For the fiscal years ended June 30, 1999 and 1998 (000's omitted except for per share data):

                                                    1999                                         1998
                                              THREE MONTHS ENDED                           THREE MONTHS ENDED
                                 -------------------------------------------    ------------------------------------------
                                   SEPT.       DEC.      MARCH        JUNE        SEPT.      DEC.      MARCH        JUNE
                                 --------    --------   --------    --------    --------   --------   --------    --------
Investment income                $  1,240    $  1,275   $  1,268    $  1,280    $  1,218   $  1,249   $  1,222    $  1,212
Net investment income               1,069       1,108      1,110       1,115       1,043      1,073      1,054       1,065
Net realized and
  unrealized gain (loss)
  on securities                    (1,091)        148     (1,034)     (1,965)      1,729      1,136       (502)        944
Per share of Common Stock:
  Net investment income               .19         .20        .19         .20         .18        .19        .19         .19
  Net realized and unrealized
    gain (loss) on investments       (.20)        .03       (.19)       (.34)        .31        .20       (.09)        .17
  Net asset value at end
    of quarter                   $  10.56    $  10.59   $  10.41    $  10.07    $  10.51   $  10.68   $  10.58    $  10.75

Note 7 - Year 2000 (Unaudited)

VALIC serves as investment adviser to the Fund. VALIC initiated its Year 2000 readiness plan in 1995. Since that time, VALIC management along with a team of skilled information technology and business professionals have been dedicated to achieving the objectives of the plan. This plan calls for the renovation, upgrade and/or replacement of our mission critical computer systems, whether developed internally or otherwise. It includes the five steps that we believe are essential to Year 2000 readiness: inventory and discovery; analysis; construction; testing; and implementation. As of June 30, 1999, we have substantially completed all steps with respect to our critical systems.

VALIC's plan also includes an evaluation of the status of our key third party relationships and their efforts in addressing Year 2000 issues. Throughout 1999 we will continue to work with critical third party dependencies and to develop contingency plans for any identified risks or shortcomings. If significant third parties fail to achieve Year 2000 readiness on a timely basis, then the Year 2000 issue could have a material adverse impact on the operations of VALIC and the Fund. However, the third party contingency plans we develop are meant to identify those risks and provide alternative actions should a third party not achieve readiness. While we believe no one can predict with certainty outcomes as to all of the issues that may arise, VALIC is confident that its comprehensive plan and resource commitment will allow it to meet its Year 2000 objectives.

Through June 1999, VALIC has incurred and expensed $28.5 million
(pretax) related to Year 2000 readiness, including $1.8 million incurred during 1999. VALIC currently anticipates that it will incur future costs of $1.9 million for additional internal staff, third party vendors, and other expenses to maintain readiness and complete third party contingency plans.

================================================================================
USLIFE INCOME FUND, INC.
Supplementary Information

AUTOMATIC DIVIDEND INVESTMENT PLAN

Shareholders may elect to enroll in the Fund's Automatic Dividend Investment Plan ("Plan"). All distributions of the Fund's net investment income and net realized short-term and long-term capital gains, if any, will automatically be received or invested in shares of the Fund's common stock at their net asset value or market price plus the cost of brokerage commissions, whichever is lower. Shares will be held by Chase Manhattan Bank, the Plan agent, in an account for each participant in non-certificated form. Participation in the Plan will not relieve participants of any capital gains or income tax payable on dividends or distributions reinvested under the Plan. Participation in the Plan can be terminated at any time up to the next dividend record date by writing to Chase Manhattan Bank. Upon termination, stock certificates for full shares will be issued to the participant or, at the participant's direction, sold at the current market price. Any fractional shares at the time of termination will be converted to cash at the current market price. A check for the proceeds, less brokerage commissions and any other costs of sale, will be sent to the participant. For additional information on the Plan, please write ChaseMellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Center, Ridgefield Park, NJ 07660 or call 1-800-526-0801.

================================================================================

BOARD OF DIRECTORS

Kent E. Barrett
Judith L. Craven
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
Norman Hackerman
Alice T. Kane
John W. Lancaster
Ben H. Love
John E. Maupin, Jr.
F. Robert Paulsen
R. Miller Upton
Thomas L. West, Jr., Chairman

OFFICERS

Alice T. Kane, President
Kent E. Barrett, Executive Vice President
Leon A. Olver, Vice President
Pauletta P. Cohn, Vice President
Cynthia A. Toles, Vice President and Secretary
Gregory R. Seward, Treasurer
Nori L. Gabert, Vice President and Assistant Secretary
Cynthia A. Gibbons, Assistant Vice President
Kathryn A. Pearce, Assistant Treasurer
Jaime M. Sepulveda, Assistant Treasurer
Heriberto Valdez, Assistant Treasurer

INVESTMENT ADVISER

The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway
Houston, TX 77019

SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholders Services, L.L.C.
85 Challenger Road
Overpeck Center
Ridgefield Park, NJ 07660

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT AUDITORS

KPMG LLP
700 Louisiana, Suite 3100
Houston, TX 77002

USLIFE INCOME
FUND, INC.

ANNUAL REPORT



June 30, 1999



[AMERICAN GENERAL FINANCIAL GROUP LOGO]

The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway * Houston, TX 77019